STOCK PURCHASE AGREEMENT

          This Stock Purchase Agreement is entered into as of December 4, 1997, between U.S. GOLF COMMUNITIES, INC., a Delaware corporation ("Buyer"), and MARICOPA HARDY DEVELOPMENT GROUP, INC., a Florida corporation ("'Seller").

                                R E C I T A L S

          WHEREAS,  Seller owns all of the outstanding  capital stock of PELICAN
STRAND  DEVELOPMENT  CORPORATION,   a  Florida  corporation  (hereinafter,   the
"Company");

          WHEREAS, Seller desires to sell, and Buyer desires to buy, eighty-one percent (81%) of all authorized and issued shares of stock of the Company for the consideration described herein.

          NOW, THEREFORE, in consideration of the mutual premises contained herein and intending to be legally bound the parties agree as follows:

                                    ARTICLE I
                       DEFINITIONS/PURCHASE & SALE/CLOSING

          1.1  Definitions.

         For all purposes of this Agreement, except as otherwise expressly provided:

          (a) the terms defined in this Article I have the meanings assigned to them in this Article I and include the plural as well as the singular;

          (b) all accounting terms not otherwise defined herein have the meanings assigned under GAAP (as hereinafter defined);

          (c) all references in this Agreement to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of the body of this Agreement;

          (d)  pronouns  of  either   gender  or   neuter   shall   include,  as
          appropriate, the other pronoun forms; and

          (e) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

         As used in this Agreement and the Exhibits and Schedules delivered pursuant to this Agreement, the following definitions shall apply:

                            Stock Purchase Agreement

                                      -1-

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          "Action"  means  any  action,  complaint,   petition,  suit  or  other
          proceeding, whether civil or criminal, in law or in equity, or before any arbitrator or Governmental Entity.

          "Affiliate" means a Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, a specified Person.

          "Agreement" means this Agreement by and between Buyer and Seller, as amended or supplemented, together with all Exhibits and Schedules attached or incorporated by reference.

          "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday in Florida or a day on which banking institutions are authorized or required by law or other government action to close.

          "Closing" means the consummation of the purchase and sale of the Stock under this Agreement.

          "Closing Date" means the date of the Closing, as designated by Buyer, but in no event any later than December 5, 1997.

          "GAAP" means generally accepted accounting principles in the United States, as in effect from time to time.

          "Governmental Entity" means any government of any agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government having authority in the United States or any other nation, whether federal, state or local.

          "Intangible Property" means any patent, service mark, trademark, tradename or copyright, and all registrations or applications for registration of any of the foregoing.

          "IRS" means the Internal Revenue Service or any successor entity.

          "Law" means any constitutional provision or statute, whether federal, state or local, applicable in the United States or any other nation or other law, rule, regulation, or interpretation of any Governmental Entity and any Order.

          "Partnership"   means  Pelican   Strand,   Ltd.,  a  Florida   limited
          partnership.

          "Permit"  means  any  license,  permit,   franchise,   certificate  of
          authority, or Order, or any waiver of the foregoing, required to be issued by any Governmental Entity.

                            Stock Purchase Agreement
                                       -2-

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          "Person"  means  an  association,   corporation,   an  individual,   a
          partnership, a trust or any other entity or organization, including a Governmental Entity.

          "Pelican Strand Projects" - The property commonly known as Pelican Strand, as further described on Exhibit "All attached hereto and incorporated herein by virtue of this reference.

          "Stock" means eighty-one percent (81%) of all of the authorized and issued capital stock of the Company.

          "Tax" means each and all taxes, levies, imposts, duties, assessments, charges and withholdings imposed by any federal, state, local or foreign government or taxing authority or by any political subdivision thereof or any combination thereof (including, without limitation, income, gross receipts, ad valorem, minimum tax, franchise, sales, use, excise, property, payroll, stock transfer, withholding or other tax, governmental fee or other like assessment or charge of any kind whatsoever), including interest, penalties, fines, assessments and additions to tax in respect to the foregoing.

          "United States" means the United States of America, its territories and possessions.

          1.2  Transfer of Stock by Seller.

         Subject to the terms and conditions of this Agreement, Seller agrees to sell the Stock and deliver the certificates evidencing the Stock to Buyer at the Closing. The certificates will be properly endorsed for transfer to, or accompanied by a duly executed stock power in favor of, Buyer and otherwise in a form acceptable for transfer on the books of the Company. Seller shall procure any stock transfer stamps required in respect of the transfer of the Stock.

          1.3  Purchase of Stock by Buyer; Purchase Price.

          Subject to the terms and conditions of this Agreement, Buyer agrees to acquire Stock from Seller and to pay $9,439,960.00 (the "Purchase Price") to Seller. The Purchase Price shall be paid at the Closing to Seller as follows:

               (a) An initial deposit of $10,000.00 shall be due and payable at the of execution of this Agreement, to be returned to Buyer at
Closing.

               (b) The balance of the Purchase Price shall be due and payable at Closing in the form of 3,432,713 shares of common stock of GOLF COMMUNITIES OF AMERICA, INC., the anticipated and renamed corporation resulting from the merger described in Article 3 below. All said shares of stock shall be issued to Seller free and clear of any and all liens, encumbrances, shareholder agreements, or


                            Stock Purchase Agreement
similar encumbrances, being freely tradeable shares in the open market, subject only to the restrictions described in Article 4.4 below.

     1.4  The Closing.

          The Closing will take place at the offices of Buyer, on a date and time selected by Buyer and reasonably acceptable to Seller, but in no event any later than December 5, 1997.

                                   ARTICLE II
                    REPRESENTATIONS AND WARRANTIES OF SELLER

          Seller represents and warrants as follows:

     2.1  Organization and Related Matters.

          The Company is a corporation duly organized, validly existing and in good standing under the laws of Florida, and has currently and properly elected Subchapter S tax treatment under the Internal Revenue Code. Seller has all necessary corporate power and authority to execute, deliver and perform this Agreement and any related agreements to which it is a party. The Company has all necessary corporate power and authority to own its properties and assets and to carry on its business as now conducted. Seller warrants and represents to Buyer that Seller has all licenses necessary to operate the business of the Company as now operated. True, correct and complete copies Seller's charter documents and by-laws of the Company are attached hereto as Exhibit "B".

     2.2  Capital Stock.

          Seller owns the Stock, beneficially and of record, restrictions and adverse claims of any kind, except for these encumbrances to be satisfied at Closing. At the Closing, Buyer will acquire good and valid title to and complete ownership of the stock, free of any and all adverse claims. The Stock of the Company is duly authorized, validly issued and outstanding and is full paid and, nonassessable. There are no outstanding subscriptions, options, warrants, calls, commitments, conversion rights, rights of exchange, plans or other agreements or rights to subscribe for or purchase, or any agreements, contracts or other obligations to issue or grant any rights to acquire, any equity securities of the Company other than as contemplated by this Agreement. The Company has no other capital stock or other equity interest or any securities convertible into (or exchangeable for) capital stock, or any other rights, warrants, or options to acquire any of the foregoing, authorized or issued, other than the Stock.

                            Stock Purchase Agreement
                                       -4-

          2.3  Subsidiaries.

          The Company has no subsidiaries.

          2.4  Financial Statements.

          Attached hereto as Exhibit "C" are balance sheets for the Company as of _________________________________, and the related statements of income for the years then ended (such financial statements, including the notes thereto, referred to herein as the "Financial Statements") and pro-forma income statements for the Company for the years ended December 31, 19__ and 199_ (the "Pro-Forma Statements"). The Financial Statements have been prepared in conformity with GAAP, consistently applied, and the statements of income of the Company for the respective periods covered, and the balance sheets contained therein present fairly the financial position of the Company as at their respective dates.

     2.5  No Material Adverse Change.

          Since December 31, 199_, (i) there has been no material adverse change in the financial condition, results of operations, assets, liabilities or business of the Company; (ii) the Company has not issued or sold any shares of its capital stock; (iii) the Company has not incurred any obligation or liability or entered into any other transaction except (A) in the ordinary course of business or (B) for any obligations, liabilities and transactions that in the aggregate have not had and would not reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Company; and (iv) the physical properties owned or leased by the Company have not suffered any destruction or damage, regardless of whether or not the loss suffered was insured, that would, individually or in the aggregate, materially adversely affect the business, financial condition or results of operations of the Company.

     2.6  Taxes.

          Seller and Buyer agree to close the books and records of the Company as of the day before the Closing Date, and Seller shall reimburse company for all Company Taxes for the period of time commencing with the date of formation of the Company, and terminating the date of closing of the books and records. All tax returns required by law to have been filed on or prior to the Closing Date by, or with respect to the activities of, the Company have been or will be properly and timely filed. All Taxes required to be shown to be due on such Tax Returns have been or will be timely paid.

     2.7  Material Contracts.

          The Company does not have, nor is bound by, (i) any agreement, contract or commitment relating to the employment of any Person by

                            Stock Purchase Agreement
                                       -5-
the Company except as reflected in Exhibit "D" attached hereto; (ii) any agreement, contract or commitment limiting the freedom of the company to engage in any line of business or to compete with any other Person or (iii) any agreement, contract or commitment (whether or not entered into in the ordinary course of business) which involves payment by any party thereto of $5,000.00 or more in any calendar year and is not cancelable by the Company without penalty upon not more than 30 days' notice, except as reflected in Exhibit "E" attached hereto. To the best knowledge of Seller, no party thereto has violated any material term or condition of any contract or agreement to which either the Seller or Company is a party.

     2.8  Properties.

          All tangible properties and assets owned by the Company are set forth on Exhibit "F" attached hereto. All such assets are so owned free and clear of all encumbrances, liens, charges and other restrictions of any kind or character, except for encumbrances, liens, charges or similar restrictions (i) for current taxes, assessments or governmental charges or levies on property not yet due and delinquent, or (ii) which do not, individually or in the aggregate, materially affect the operation of the business the Company.

     2.9  Intangible Property.

          Exhibit "G" attached hereto lists all material items of Intangible Property in which the Company has an interest and the nature of such interest. The Company has the right to use such Intangible Property in the manner now used by the Company. Neither Seller nor the Company has received any written notice to the effect (or is otherwise aware) that the Intangible Property or any use by the Company of any such property infringes the rights of any Person.

     2.10 Authorization; No Conflicts.

          This Agreement and all related agreements constitute the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their terms. The execution, delivery and performance of this Agreement by Seller and any related agreements by Seller and/or the Company will not (i) violate, or constitute a breach or default (whether upon lapse of time and/or the occurrence of any act or event or otherwise) under, the charter documents or by-laws of the Company or any contract to which either Seller, or the Company, or both, is a party or (ii) result in the imposition of encumbrance, lien, charge or similar restriction against any asset or property of the Company, or (iii) violate any Law to which Seller or the Company is subject.

                            Stock Purchase Agreement

     2.11 Legal Proceedings.

          There are no orders entered, nor any legal administrative proceedings promulgated or pending, or, to the best knowledge of Seller, threatened against or affecting the Company or any of its properties or assets, and, to the best knowledge of Seller, there is no investigation pending or threatened against or affecting the Company before any Governmental Entity. However, Seller has disclosed to Buyer that Partnership has been threatened by WCI Communities with litigation over the use of the name of "Pelican Strand" for the Pelican Strand Project.

     2.12 Employees.

          The Company has no employees, benefit plans, profit sharing plans, Keogh plans, or employment plans of any nature whatsoever, nor has the Company ever had any employees or any employee related benefit plans.

     2.13 Officers and Directors.

          The officers and directors of Company are as shown on Exhibit "H" attached hereto. If requested by Buyer, all of said officers and directors shall, at Closing, resign as an officer and director of the Company.

     2.14 No Broker's or Finder's Fee.

          No agent, broker, finder, or investment or commercial banker, or other Person or firm engaged by or acting on behalf of Seller or the Company or any of their respective Affiliates in connection with the negotiation, execution or performance of this Agreement or the transactions contemplated by this Agreement, is or will be any brokerage or finder's or similar fees or other as a result of this Agreement or such transactions. hereby agree to pay any party claiming any commission agrees to hold Buyer and and/or Company, against entitled to commissions Seller does or similar fees by and through Seller, and Company harmless, and to indemnify Buyer any and all such claims of broker commissions.

     2.15 Contracts.

          Neither Seller individually, nor has Seller on behalf of Company, executed any agreements, documents or contracts with any Governmental Entity or third party which in any way concerns the acquisition, development, or operation of the Pelican Strand Project or any improvements thereon.

          Seller does hereby acknowledge and agree that in the event that any warranty or representation set forth herein shall prove to be untrue or inaccurate in any respect, and as a result thereof Buyer and/or Company suffers damages thereby, that Buyer shall have the right to recover from Seller any and all damages incurred by

                            Stock Purchase Agreement
                                       -7-

Buyer and/or Company as a result of said inaccuracy. Said damages shall include, but not be limited to, any reasonable attorney's fees and other third party costs incurred by Buyer. The terms and provisions of this Article shall survive the Closing.

                                   ARTICLE III
                     REPRESENTATIONS AND WARRANTIES OF BUYER

          Buyer represents and warrants as follows:

          3.1  Organization and Related Matters.

          Buyer is a corporation duly organized, validly existing and in good standing under the laws of Delaware, and is authorized to transact business in the State of Florida. Buyer has all necessary corporate power and authority to execute, deliver, and perform this Agreement, and any related agreements to which it is a party.

          3.2  Financial Statements.

          Buyer does hereby warrant and represent that Buyer has heretofore delivered to Seller true and correct copies of various financial information of Buyer, and of Buyer's proxy statement for Buyer's merge with Golf Ventures, Inc. A synopsis of all said financial information delivered to Seller by Buyer is as set forth as Exhibit "K" attached hereto and incorporated herein by virtue of this reference. Buyer does hereby warrant and represent that all of said financial statements and other financial information have been prepared in conformity with GAAP, consistently applied, and fairly and accurately represent the financial position of the Buyer and/or Golf Ventures, Inc. as to the dates shown thereon.

          3.3  Merger.

          The merger between Golf Ventures, Inc. and completed, and was properly performed in compliance with all applicable rules, regulations, and statutes, and is parties thereto. Tax liabilities for Golf Ventures, Inc. and Buyer are paid up through and including the fiscal year of each corporation. Buyer does hereby warrant and represent to Seller that Golf Ventures, Inc. is a publicly traded corporation, duly organized, validly existing and in good standing under the laws of the State of Utah; and, further, is authorized to transact business in the State of Florida.

          3.4  Material Contracts.

          The Buyer does not have, nor is bound by, any agreement, contract, or commitment relating to the employment of any Person by Buyer; nor any agreement, contract, or commitment limiting the freedom of the Buyer to engage in any line of business to compete with any other Person; or any agreement, contract or commitment

                            Stock Purchase Agreement
                                       -8-
which involves payment by any party thereto of $50,000.00 or more any calendar year and is not cancelable by the Buyer without penalty upon not more than thirty (30) days notice, accept as reflected in the proxy statement.

          3.5  Authorization: No Conflicts.

          This Agreement and all related agreements constitute the legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with their terms. The execution, delivery and performance of this Agreement by Buyer and any related agreements by Buyer will not involve (i) violate, or constitute a breach or default (whether upon lapse of time and/or the occurrence of any act or event or otherwise) under the Charter Documents or By-laws of Buyer or any contract to which Buyer is a party; or (ii) results in the imposition of encumbrances, liens, or charges or similar restrictions against any asset or property of Buyer; or (iii) filing any Law to which Buyer is subject.

          3.6  Legal Proceedings.

          There are no orders entered, nor any legal administrative proceedings promulgated or pending, or to the best knowledge of Buyer, threatened against or reflecting Buyer or any of its properties or assets; and, to the best of Buyer's knowledge, there is no investigation pending or threatening against Buyer or affecting the Buyer before any Governmental Entity.

          3.7  No Brokers or Finders Fee.

          No agent, broker, finder, or investment or commercial banker, or other Person or firm engaged by or acting on behalf of Buyer or the or any of their respective Affiliates in connection with the negotiation, execution or performance of this Agreement or the transactions contemplated by this Agreement, is or will be entitled to any brokerage or finder's or similar fees or other commissions as a result of this Agreement or such transactions. Buyer does hereby agree to pay any party claiming any commission or similar fees by and through Buyer, and agrees to hold Buyer and harmless, and to indemnify Buyer and/or, against any and all such claims of broker commissions.

          Buyer does hereby acknowledge and agree that in the event that any warranty or representation set forth herein shall prove to be untrue or inaccurate in any respect, and as a result thereof Seller and/or Company suffers damages thereby, that Seller shall have the right to recover from Buyer any and all damages incurred by Seller and/or Company as a result of said inaccuracy. Said damages shall include, but not be limited to, any reasonable attorney's fees and other third party costs incurred by Seller. The terms and provisions of this Article shall survive the Closing.

                            Stock Purchase Agreement
                                       -9-

                                  ARTICLE IV
                             CONDITIONS OF PURCHASE

          4.1  General Conditions.

          The obligations of the parties to effectuate the Closing shall be subject to the following conditions, unless waived in writing by both parties:

               (a) No Orders; Legal Proceedings. No law or order shall have been enacted, entered, issued, promulgated or enforced by any Governmental Entity, nor shall any Action have been instituted and remain pending or have been threatened and remain so at what would otherwise be the Closing Date, which prohibits or materially restricts or would prohibit or materially restrict the transactions contemplated by this Agreement, or the development of the Pelican Strand Project.

               (b) Performance. Full performance of all obligations of Buyer and Seller hereunder, unless waived by the other party.

          4.2  Conditions to Obligations of Buyer.

          The obligations of Buyer to effectuate the Closing shall be subject to the following conditions, except to the extent waived in writing by Buyer:

               (a) Representations and Warranties and Covenants of Seller. The representations and warranties of Seller herein contained shall be true in all material respects at the Closing Date with the same effect as though made at such time, except as contemplated hereunder; and Seller shall have in all material respects performed all material obligations and complied with all material covenants and conditions required by this Agreement to be performed or complied with by it at or prior to the Closing Date, and Seller shall have delivered to Buyer a certificate of Seller in form and substance satisfactory to Buyer, dated the Closing Date and signed by its duly authorized office to such effect.

               (b) No Material Adverse Changes. Since the date hereof there shall have been no material adverse change in the financial condition, results of operations, assets, liabilities or business of the Company, or of the Pelican Strand Project.

               (c) Management Agreement. Robert Paul Hardy and Renee Tolson and Company, shall execute at or prior to closing, a Management agreement in the form attached hereto as Exhibit "I".

                            Stock Purchase Agreement
                                      -10-

               (d) The obligation of Buyer to effectuate the Closing shall be subject to Huntington National Bank consenting to the transactions contemplated herein. In the event that Huntington National Bank does not consent to the transactions contemplated herein, either Seller or Buyer shall have the right to rescind this Stock Purchase Agreement.

               (e) Buyer's performance herein is further contingent upon Seller providing Buyer with evidence reasonably acceptable to it, that Seller has completed its merger with Golf Ventures, Inc., on the date of Closing. In the event said merger is not complete, Buyer shall have the right to rescind this Stock Purchase Agreement.

               (f) Buyer's performance herein is contingent upon Buyer obtaining the approval of Stephen A. Tavilla, as trustee, the Class A Limited Partner of Partnership, consenting to the transactions contemplated herein. In the event that consent is not forthcoming, Buyer shall have the right to rescind this Stock Purchase Agreement.

          4.3  Conditions to Obligations of Seller.

               (a) The obligations of Seller to effectuate the Closing shall be subject to the representations and warranties of Buyer herein contained being true in all material respects at the Closing Date with the same effect as though made at such time, except as contemplated hereunder; and Buyer shall have in all material respects performed all material obligations and complied with all material covenants and conditions required by this Agreement to be performed or complied with by it at or prior to the Closing Date, and Buyer shall have delivered to Seller a certificate of Buyer in form and substance satisfactory to Seller, dated the Closing Date and signed by its duly authorized office to such effect.

               (b) The obligation of Seller to effectuate the Closing shall be subject to Huntington National Bank consenting to the transactions contemplated herein. In the event that Huntington National Bank does not consent to the transactions contemplated herein, either Seller or Buyer shall have the right to rescind this Stock Purchase Agreement.

               (c) Seller's performance herein is further contingent upon Buyer providing Seller with evidence reasonably acceptable to it, that Buyer has completed its merger with Golf Ventures, Inc., on the date of Closing. In the event said merger is not complete, Seller shall have the right to rescind this Stock Purchase Agreement.

               (d)  Seller's  performance  herein   is  contingent  upon  Seller
obtaining the approval of Stephen A. Tavilla, as trustee, the Class A Limited Partner of partnership, consenting to the transactions

                            Stock Purchase Agreement
                                      -11-
contemplated herein. In the event that consent is not forthcoming, Seller shall have the right to rescind this Stock Purchase Agreement.

          4.4  Restrictions on Golf Communities of America stock.

          Seller does hereby agree that its ability to transfer shares of stock it receives from Buyer as the Purchase Price will be subject to those restrictions set forth on Exhibit "L" attached hereto and incorporated herein by virtue of this reference. Buyer and Seller do hereby agree to enter into such shareholders' agreements or other agreements at Closing, as may be necessary to impose said restrictions.

                                    ARTICLE V
                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

          The representations and warranties of the Seller, Buyer and/or Company contained in or made pursuant to this Agreement shall survive the Closing.

                                   ARTICLE VI
                        PELICAN STRAND PROJECT FINANCING

          6.1  Obligation of Buyer.

          No later than  Closing,  Buyer does hereby agree that Buyer shall loan
to  Partnership,   the  sum  of  $1,250,000.00  upon  the  following  terms  and conditions:

               (a) Interest shall accrue on said unpaid principal balance at the Prime Rate (as that term is defined in the Pelican Strand, Ltd. partnership agreement) of interest, plus two percentage points.

               (b) Interest shall accrue, and be due and payable at the maturity of said loan, one year from the date of said loan.

               (c) Said loan shall be unsecured, due and payable only by Partnership, and for which no general partner of the partnership have any personal liability therefore.

               (d) All of said loan shall be repaid in accordance with the terms of the partnership agreement for Partnership.


                            Stock Purchase Agreement
                                      -12-

          6.2  Obligation of Seller.

          No later than December 12, 1997, Seller shall loan to Partnership, the principal sum of $1,250,000.00, upon the same terms and conditions as Buyer's loan to Partnership, as described in Paragraph 6.1 above. Seller shall obtain said loan proceeds from any third party of Seller's choosing, and upon such terms and conditions as Seller may be able to negotiate. Buyer does hereby acknowledge and agree that Seller may grant a security interest in all shares of Golf Communities of America, Inc. stock that Seller receives from Buyer in consummating the Closing described herein. The loans made by Buyer and Seller in accordance with provisions of Paragraph 6.1 and 6.2 of this Agreement shall be of co-equal dignity to each other.

          6.3  Obligation of Buyer to Guarantee Huntington Loan.

          No later than Closing, Buyer does hereby agree that Buyer shall execute and deliver to the Huntington National Bank a continuing and unconditional guaranty, in such form as the Huntington National Bank shall reasonably prescribe, which, in part, obligates Buyer to fully and unconditionally guarantee all loans now held by the Huntington National Bank from Partnership. By execution hereof, Buyer does hereby warrant and represent to Seller that Buyer has had the option to review all of said loan documents, and is familiar with the terms and provisions of the same; and, further, has engaged in extended conversations with the Huntington National Bank relative to said loans.

          6.4  Obligation of Seller and Buyer Beyond the Initial Loan.

          Buyer and Seller do hereby agree that in the event that any additional monies are needed by Partnership for its operations, and the general partner thereof does not elect to obtain the same from third parties, that Buyer and Seller shall each be responsible for contributing a pro rata share thereof to Partnership, either as a loan or capital (as Buyer and Seller may then agree), with Buyer responsible for eighty-one percent (81%) of all the said monies needed, and Seller responsible for nineteen percent (19%) of all said monies needed. Notwithstanding the foregoing however, in no event shall Seller be obligated to provide any additional monies or capital to Partnership which, in the aggregate, exceeds the amount of money that Seller may obtain by the pledge of all stocks Seller obtains at Closing from Buyer as payment of the Purchase Price. In the event that Seller is no longer obligated to provide additional capital or loans to Partnership as a result of the foregoing, the parties hereto do hereby agree that Buyer alone shall be responsible for providing all additional monies needed by Partnership, all which shall be loaned to the Partnership, and not treated as contributed capital.


                            Stock Purchase Agreement
                                      -13-

                                   ARTICLE VII
                                      TAXES

          7.1  Seller's Responsibility.

          Seller shall pay or cause to be paid and shall indemnify and hold Buyer harmless against (a) all United States Federal Taxes payable with respect to Tax Returns of the Company for all periods ending on or prior to the Closing Date and state, local and foreign taxes with respect to which the Company has filed or is required to file payable with respect to the Company for all periods ending on or prior to the Closing Date.

          7.2  Returns.

          For all taxable periods ending on or prior to the Closing Date, Seller shall file, or cause to be filed, all tax returns relating to the business or assets of the Company required to be filed for taxable years ending on or before the Closing Date.

                                  ARTICLE VIII
                                 INDEMNIFICATION

          8.1  Obligations of Seller.

          Seller agrees, subject to the other terms and conditions of this Agreement from and after the Closing Date, to indemnify and hold Buyer harmless, from and against any liabilities and damages to Buyer, directly or indirectly, as a result of, or based upon or arising from any material inaccuracy in or material breach of any of the representations and warranties, or any material breach of any of the covenants or agreements, made by Seller in or pursuant to this Agreement.

          8.2  Obligations of Buyer.

          Buyer agrees, subject to the other terms and conditions of this Agreement from and after the Closing Date, to indemnify and hold Seller harmless, from and against any liabilities and damages to Seller, directly or indirectly, as a result of, or based upon or arising from any material inaccuracy in or material breach of any of the representations and warranties, or any material breach of any of the covenants or agreements, made by Buyer in or pursuant to this Agreement.

                                   ARTICLE IX
                        PROVISIONS REGARDING COUNTRY CLUB

          At such time as the Partnership has sold ninety percent (90%) of all acreage located within the Pelican strand Project which is designated for residential use (as the parties hereto may then agree), and four hundred (400) full golf memberships in and to the


                            Stock Purchase Agreement
                                      -14-

Pelican Strand Golf & Country Club) the "Club"), the parties hereto do hereby agree as follows:

          (a) The parties hereto shall cause the Club to be appraised by an appraiser mutually acceptable to both parties hereto, utilizing then current industry standards. In the event that the Parties hereto cannot mutually agree upon an appraiser, then each party hereto shall be entitled to select an appraiser, and said two appraisers select a third appraiser, and the average opinion of the valuation of the Club of said three appraisers shall be deemed to be the appraised value thereof.

          (b) Upon receipt of said appraisal, and subject to the restrictions set forth within the limited partnership agreement of the Partnership, the parties hereto shall elect to either sell the Club, or retain it as a Partnership asset. Buyer does hereby acknowledge that the Club cannot be sold without the consent of the Class A Limited Partner of the Partnership.

          (c) In the event that the parties hereto and the Class A Limited Partner elect to sell the Club, the same shall be sold upon such price and terms as may be mutually agreed by the parties hereto at that time.

          (d) In the event that the parties hereto and the Class A Limited Partner should elect to sell the Club, then either party hereto shall also have the right to purchase the same from the Partnership upon such price and terms as either party hereto may be willing to offer at that time. In the event such an offer is made by one of the parties hereto, the other party shall have the right to purchase the Club upon the same terms and conditions as that initially proffered by the first party hereto to make such an offer, by so notifying the other party hereto within twenty (20) days of the party's receipt of the first offer to purchase the Club. In the event that either of the parties hereto should enter into a binding sales contract with the Partnership for the sale of the Club, the closing thereof shall take place no later than ninety (90) days from the date of execution of a binding sales contract therefor.

          (e) Buyer acknowledges that the Club's members may have the first right to purchase the Club and, as such, any rights or remedies available to any party under this Article are subordinate to the Club's members' rights.

          (f) Buyer and Seller do hereby agree that as a result of Buyer obtaining an interest in and to Company as the sole general partner of Partnership, that Buyer does acquire a vested interest in and to the Club; provided, however, Buyer acknowledges that Buyer has no ownership interest in the Club, and the Buyer's sole source of any interest in and to the Club is as a result of Buyer's stock ownership interest in the Company.


                            Stock Purchase Agreement
                                      -15-

                                    ARTICLE X
                                     GENERAL

          10.1 Amendments; Waivers.

          This Agreement and any Exhibit attached hereto may be amended only by agreement in writing of the parties. No waiver of any provision nor consent to any exception to the terms of this Agreement or any agreement contemplated hereby shall be effective unless in writing and signed by the party to be bound and then only to the specific purpose, extent and instance so provided.

          10.2 Best Efforts; Further Assurances.

          Each party will use its best efforts to cause all conditions to its and the other party's obligations hereunder to be timely satisfied and to perform and fulfill all obligations on its part to be performed and fulfilled under this Agreement, to the end that the transactions contemplated by this Agreement shall be effected substantially in accordance with its terms as soon as reasonably practicable. The parties shall cooperate with each other in such actions and in securing requisite Approvals. Each party shall execute and deliver both before and after the Closing such further certificates, agreements and other documents and take such other actions as may be necessary or appropriate to consummate or implement the transactions contemplated hereby or to evidence such events or matters.

          10.3 Governing Law.

          This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the laws of the State of Florida applicable to contracts made and to be performed entirely with the State of Florida, except to the extent that certain matters are preempted by federal law or are necessarily governed by the law of the jurisdiction of organization of the respective parties.

          10.4 Allocations.

          Buyer and Seller do hereby agree that the Purchase Price paid hereunder shall be allocated as set forth on Exhibit "J" attached hereto and incorporated herein by virtue of this reference.

          10.5 Headings.

          The descriptive headings of the Articles, Sections and Subsections of this Agreement are for convenience only and do not constitute a part of this Agreement.

          10.6 Counterparts.

                            Stock Purchase Agreement
                                      -16-

          This Agreement and any amendment hereto or any other agreement (or document) delivered pursuant hereto may be executed in one or more counterparts by different parties in separate counterparts. All of such counterparts shall constitute one and the same agreement (or other document) and shall become effective (unless otherwise provided therein) when one or more counterparts have been signed by each party and delivered to the other party.

          10.7 Parties in Interest.

          This Agreement shall be binding upon and inure to the benefit of each party, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies or any nature whatsoever under or by reason of this Agreement. Nothing in this Agreement is intended to relieve or discharge the obligation of any third person to (or to confer any right of subrogation or action over against) any party to this Agreement.

          In Witness Whereof, the parties hereto have set their hands and seals this 4th day of December, 1997.

                                             SELLER:

                                             (Corporate Seal)


                                             MARICOPA HARDY DEVELOPMENT
                                             GROUP, INC., a
                                             Florida corporation


/s/ Leo J. Salvatori                    By:  /s/ Robert Paul Hardy
-------------------------------            -----------------------------
WITNESS #1                                 ROBERT PAUL HARDY, as
Leo J. Salvatori                           Vice President
-------------------------------
(Print Name)

/s/ Nancy C. Jarvi
-------------------------------
WITNESS #2
Nancy C. Jarvi
-------------------------------
(Print Name)

                                           ATTEST:

/s/ Leo J. Salvatori                       /s/ Renee Tolson
-------------------------------            ----------------------------
WITNESS #1                                 RENEE TOLSON, as
Leo J. Salvatori                           Secretary
-------------------------------
(Print Name)

/s/ Nancy C. Jarvi
-------------------------------
WITNESS #2
Nancy C. Jarvi
-------------------------------
(Print Name)



                            Stock Purchase Agreement

                                             BUYER:

                                             (Corporate Seal)

                                             U.S. GOLF COMMUNITIES, INC., a
                                             Delaware corporation

                                        By:
-------------------------------             -------------------------------
WITNESS #1                                  WARREN STANCHINA, as
                                            President
-------------------------------
(Print Name)
                                            ATTEST:

-------------------------------             --------------------------------
WITNESS #2                                  _________________________, as
                                            Secretary
-------------------------------
(Print Name)

                                            JOINDER:

                                            (Corporate Seal)

                                            PELICAN STRAND DEVELOPMENT
                                            CORPORATION, a Florida
                                            corporation

/s/ Leo J. Salvatori                 By:    /s/ W. Neil Dorrill
-------------------------------             --------------------------------
WITNESS #1                                  W. NEIL DORRILL, as
Leo J. Salvatori                            President
-------------------------------
(Print Name)

/s/ Nancy C. Jarvi
-------------------------------
WITNESS #2
Nancy C. Jarvi
-------------------------------
(Print Name)


-------------------------------             --------------------------------
WITNESS #1                                  WARREN STANCHINA

-------------------------------
(Print Name)


-------------------------------
WITNESS #2

-------------------------------
(Print Name)



                            Stock Purchase Agreement
                                      -18-

                                             BUYER:

                                             (Corporate Seal)

                                             U.S. PELICAN STRAND, INC., a
                                             Florida corporation

/s/ Eric La Grange                      By:  /s/ Warren Stanchina
-------------------------------             -------------------------------
WITNESS #1                                  WARREN STANCHINA, as
Eric La Grange                              President
-------------------------------
(Print Name)
                                            ATTEST:
 /s/ Ken Breland                            /s/ Eric La Grange
-------------------------------             --------------------------------
WITNESS #2                                  Eric La Grange, as
                                            Vice President
-------------------------------
(Print Name)

                                            JOINDER:

                                            (Corporate Seal)

                                            PELICAN STRAND DEVELOPMENT
                                            CORPORATION, a Florida
                                            corporation

/s/ Jackie Larson                    By:    /s/ Paul Hardy
-------------------------------             --------------------------------
WITNESS #1                                  Paul Hardy, as
Jackie Larson                               Vice President
-------------------------------
(Print Name)

/s/ Margaret Straub
-------------------------------
WITNESS #2
Margaret Straub
-------------------------------
(Print Name)

/s/ Eric La Grange                          /s/ Warren Stanchina
-------------------------------             --------------------------------
WITNESS #1                                  WARREN STANCHINA
Eric La Grange
-------------------------------
(Print Name)

/s/ Ken Breland
-------------------------------
WITNESS #2
Ken Breland
-------------------------------
(Print Name)



                            Stock Purchase Agreement
                                      -18-

/s/ Leo J. Salvatori                        /s/ Robert Paul Hardy
-------------------------------             --------------------------------
WITNESS #1                                  ROBERT PAUL HARDY
Leo J. Salvatori
-------------------------------
(Print Name)

/s/ Nancy C. Jarvi
-------------------------------
WITNESS #2
Nancy C. Jarvi
-------------------------------
(Print Name)


/s/ Leo J. Salvatori                        /s/ Renee Tolson
-------------------------------             -------------------------------
WITNESS #1                                  RENEE TOLSON
Leo J. Salvatori
-------------------------------
(Print Name)

/s/ Nancy C. Jarvi
-------------------------------
WITNESS #2
Nancy C. Jarvi
-------------------------------
(Print Name)

/s/ Kikki Moorman                           /s/ Stephen A. Tavilla
-------------------------------             --------------------------------
WITNESS #1                                  STEPHEN A. TAVILLA, as Trustee
Kikki Moorman
-------------------------------
(Print Name)

/s/ Sandra Sarakinis
-------------------------------
WITNESS #2
Sandra Sarakinis
-------------------------------
(Print Name)




                            Stock Purchase Agreement
                                      -19-